UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                October 10, 2005
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                           FLORIDA 0-28331 84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
            organization)                                Identification No.)

                          12535 ORANGE DRIVE, SUITE 613
                              Davie, Florida 33330
                    (Address of principal executive offices)

                                 (954) 474-0224
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS. China Direct Trading Corporation (OTCBB: CHDT) ("China Direct"), announced in a press release, issued October 10, 2005, that, through its China Pathfinder Fund, LLC (CPF) subsidiary, it received an additional purchase order commitment for 400 40 kilowatt generators from Complete Power Solutions, LLC of Florida (CPS), a regional distributor of generators. The generators will require UL-approval as a condition to consummating sales and shipping. CPF's Chinese suppliers have applied or are applying for such approval. While CPF and China Direct have no reason to believe that UL-approval will not be obtained by the Chinese manufacturers, there can be no assurance of UL-approval for the Chinese made generators and the absence of such approval would be fatal to consummating the sales of the generators. "UL" is a registered trade mark of Underwriters Laboratories, Inc.

The information contained in Item 8.01 of this Current Report and the attached press release in Exhibit 99.1 shall not be deemed "filed" for purposes of
Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  Exchange
Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT #99.1 Press Release, dated October 10, 2005, announcing China Direct Trading Corporation's wholly-owned subsidiary, China Pathfinder Fund, LLC (CPF), has received an additional purchase order commitment for 400 40kw generators from Complete Power Solutions, LLC of Florida (CPS).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHINA DIRECT TRADING
                                   CORPORATION

                             Date: October 10, 2005

                              By: /s/ Howard Ullman
                              Howard Ullman, Chief
                              Executive Officer and
                             President and Chairman